Exhibit 10.2
PIONEER SOUTHWEST ENERGY PARTNERS L.P.
2008 LONG TERM INCENTIVE PLAN
     SECTION 1. Purpose of the Plan.
     The Pioneer Southwest Energy Partners L.P. 2008 Long Term Incentive Plan (the “Plan”) has been adopted by Pioneer Natural Resources GP LLC, a Delaware limited liability company (the “Company”), the general partner of Pioneer Southwest Energy Partners L.P., a Delaware limited partnership (the “Partnership”). The Plan is intended to promote the interests of the Partnership and the Company by providing to Employees, Consultants and Directors incentive compensation awards based on Units to encourage superior performance. The Plan is also contemplated to enhance the ability of the Company and its Affiliates to attract and retain the services of individuals who are essential for the growth and profitability of the Company, the Partnership and their Affiliates and to encourage them to devote their best efforts to advancing the business of the Company, the Partnership and their Affiliates.
     SECTION 2. Definitions.
     As used in the Plan, the following terms shall have the meanings set forth below:
     “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
     “Award” means an Option, Unit Appreciation Right, Restricted Unit, Phantom Unit, an Other Unit-Based Award, or a Unit Award granted under the Plan, and includes any tandem DERs granted with respect to a Phantom Unit.
     “Award Agreement” means the written or electronic agreement by which an Award shall be evidenced.
     “Board” means the Board of Directors of the Company.
     “Change of Control” means, and shall be deemed to have occurred upon, one or more of the following events:
     (i)  any transaction resulting in the Partnership (or its successor or survivor by way of merger, consolidation, or some other transaction, or a parent or subsidiary thereof) ceasing to be an Affiliate of Pioneer (or its successor or survivor by way of merger, consolidation, or some other transaction, or a parent or subsidiary thereof);
     (ii)  the limited partners of the Partnership approve, in one transaction or a series of transactions, a plan of complete liquidation of the Partnership;

     (iii)  the sale or other disposition by either the Company or the Partnership of all or substantially all of its assets in one or more transactions to any Person other than the Company or an Affiliate of the Company;
     (iv)  a transaction resulting in a Person other than Pioneer (or its successor or survivor by way of merger, consolidation, or some other transaction, or a parent or subsidiary thereof) or an Affiliate thereof being the general partner of the Partnership (or its successor or survivor by way of merger, consolidation, or some other transaction, or a parent or subsidiary thereof); or
     (v) any other event specified as a “Change in Control” in an applicable Award Agreement.
     Notwithstanding the foregoing, the Committee may elect in an Award Agreement to specify a different definition of “Change in Control” for purposes of complying with Section 409A of the Code or for any other reason as deemed appropriate by the Committee.
     “Code” means the Internal Revenue Code of 1986, as amended.
     “Committee” means the entity appointed to administer the Plan, which may be the Board, any compensation committee of the Board or such other committee as may be appointed by the Board.
     “Consultant” means an individual who renders consulting services to the Company, the Partnership or an Affiliate of either.
     “DER” means a contingent right, granted in tandem with a specific Phantom Unit, to receive with respect to each Phantom Unit subject to the Award an amount in cash, Units and/or Phantom Units, as determined by the Committee in its sole discretion, equal in value to the distributions made by the Partnership with respect to a Unit during the period such Award is outstanding.
     “Director” means a member of the Board who is not an Employee or a Consultant (other than in that individual’s capacity as a Director).
     “Employee” means an employee of the Company or an Affiliate of the Company.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Fair Market Value” means the closing sales price of a Unit on the principal national securities exchange or other market in which trading in Units occurs on the most recent date on which Units were publicly traded preceding the date with respect to which the Fair Market Value determination is made as reported in The Wall Street Journal (or other reporting service approved by the Committee). If Units are not traded on a national securities exchange or other market at the time a determination of fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee.
     “Option” means an option to purchase Units granted under the Plan.

     “Other Unit-Based Award” means an award granted pursuant to Section 6(d) of the Plan.
     “Participant” means an Employee, Consultant or Director granted an Award under the Plan.
     “Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, governmental agency or political subdivision thereof or other entity.
     “Phantom Unit” means a notional unit granted under the Plan that entitles the Participant to receive, at the time of settlement, a Unit or an amount of cash, as determined by the Committee in its sole discretion, equal to the Fair Market Value of a Unit.
     “Pioneer” means Pioneer Natural Resources Company, a Delaware corporation.
     “Restricted Period” means the period established by the Committee with respect to an Award during which the Award remains subject to forfeiture and is not either exercisable by or payable to the Participant, as the case may be.
     “Restricted Unit” means a Unit granted under the Plan that is subject to a Restricted Period.
     “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act or any successor rule or regulation thereto as in effect from time to time.
     “SEC” means the Securities and Exchange Commission or any successor thereto.
     “UDR” means a distribution made by the Partnership with respect to a Restricted Unit.
     “Unit” means a common unit of the Partnership.
     “Unit Appreciation Right” or “UAR” means a contingent right that entitles the holder to receive, in cash or Units, as determined by the Committee in its sole discretion, an amount equal to the excess of the Fair Market Value of a Unit on the exercise date of the UAR over the exercise price of the UAR.
     “Unit Award” means a grant of a Unit that is not subject to a Restricted Period.
     SECTION 3. Administration.
     A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Units to be covered by Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be vested, settled, exercised, canceled, or forfeited; (vi) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or an Award Agreement in such manner and to such extent as the Committee deems necessary or appropriate. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, the Partnership, any Affiliate, any Participant, and any beneficiary of any Award.
     SECTION 4. Units.
     (a) Limits on Units Deliverable.  Subject to adjustment as provided in Section 4(c), the number of Units that may be delivered with respect to Awards under the Plan will not exceed 3,000,000 Units. Units withheld from an Award to either satisfy the Participant’s, the Company’s or an Affiliate’s tax withholding obligations with respect to the Award or pay the exercise price of an Award shall not be considered to be Units delivered under the Plan for this purpose. If any Award is forfeited, cancelled, exercised, paid, or otherwise terminates or expires without the actual delivery of Units pursuant to such Award (the grant of Restricted Units is not a delivery of Units for this purpose), the Units subject to such Award shall again be available for Awards under the Plan. There shall not be any limitation on the number of Awards that may be paid in cash.
     (b) Sources of Units Deliverable Under Awards.  Any Units delivered pursuant to an Award shall consist, in whole or in part, of Units acquired in the open market, from any Affiliate, the Partnership or any other Person, or any combination of the foregoing, as determined by the Committee in its discretion.
     (c) Anti-dilution Adjustments.  With respect to any “equity restructuring” event that could result in an additional compensation expense to the Company or the Partnership pursuant to the provisions of Statement of Financial Accounting Standards No. 123 (“FAS 123R”) if adjustments to Awards with respect to such event were discretionary, the Committee shall equitably adjust the number and type of Units covered by each outstanding Award and the terms and conditions, including the exercise price and performance criteria (if any), of such Award to equitably reflect such restructuring event and shall adjust the number and type of Units (or other securities or property) with respect to which Awards may be granted after such event. With respect to any other similar event that would not result in a FAS 123R accounting charge if the adjustment to Awards with respect to such event were subject to discretionary action, the Committee shall have complete discretion to adjust Awards in such manner as it deems appropriate with respect to such other event. In the event the Committee makes any adjustment pursuant to the foregoing provisions of this Section 4(c), the Committee shall make a corresponding and proportionate adjustment with respect to the maximum number of Units that may be delivered with respect to Awards under the Plan as provided in Section 4(a) and the kind of Units or other securities available for grant under the Plan.
     SECTION 5. Eligibility.
     Any Employee, Consultant or Director shall be eligible to be designated a Participant by the Committee and receive an Award under the Plan.
     SECTION 6. Awards.
     (a) Options and UARs.  The Committee shall have the authority to determine the Employees, Consultants and Directors to whom Options and/or UARs shall be granted, the number of Units to be covered by each Option or UAR, the exercise price therefor, the Restricted Period and other conditions and limitations applicable to the exercise of the Option or UAR, including the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Plan.
     (i) Exercise Price.  The exercise price per Unit purchasable under an Option or subject to a UAR shall be determined by the Committee at the time the Option or UAR is granted but may not be less than the Fair Market Value of a Unit as of the date of grant of the Option or UAR.
     (ii) Time and Method of Exercise.  The Committee shall determine the exercise terms and the Restricted Period with respect to an Option or UAR grant, which may include, without limitation, a provision for accelerated vesting upon the achievement of specified performance goals or other events, and the method or methods by which payment of the exercise price with respect to an Option may be made or deemed to have been made, which may include, without limitation, cash, check acceptable to the Company, withholding Units from the Award, a “cashless-broker” exercise through procedures approved by the Company, or any combination of the above methods, having a Fair Market Value on the exercise date equal to the relevant exercise price.
     (iii) Forfeitures.  Except as otherwise provided in the terms of the Option or UAR grant, upon termination of a Participant’s employment with or consulting services to the Company and its Affiliates or membership as a Director, whichever is applicable, for any reason during the applicable Restricted Period, all unvested Options and UARs shall be forfeited by the Participant. The Committee may, in its discretion, waive in whole or in part such forfeiture with respect to a Participant’s Options or UARs.
     (b) Restricted Units and Phantom Units.  The Committee shall have the authority to determine the Employees, Consultants and Directors to whom Restricted Units and Phantom Units shall be granted, the number of Restricted Units or Phantom Units to be granted to each such Participant, the Restricted Period, the conditions under which the Restricted Units or Phantom Units may become vested or forfeited and such other terms and conditions as the Committee may establish with respect to such Awards.
     (i) DERs.  To the extent provided by the Committee, in its discretion, a grant of Phantom Units may include a tandem DER grant, which may provide that such DERs shall be paid directly to the Participant, be credited to a bookkeeping account (with or without interest in the discretion of the Committee), be “reinvested” in Restricted Units or additional Phantom Units and be subject to the same or different vesting restrictions as the tandem Phantom Unit Award, or be subject to such other provisions or restrictions as determined by the Committee in its discretion. Absent a contrary provision in the Award Agreement, upon a distribution with respect to a Unit, DERs equal in value to such distribution shall be paid promptly to the Participant in cash without vesting restrictions.
     (ii) UDRs.  To the extent provided by the Committee, in its discretion, a grant of Restricted Units may provide that the distributions made by the Partnership with respect to the Restricted Units shall be subject to the same forfeiture and other restrictions as the Restricted Unit and, if restricted, such distributions shall be held, without interest, until the Restricted Unit vests or is forfeited with the UDR being paid or forfeited at the same time, as the case may be. In addition, the Committee may provide that such distributions be used to acquire additional Restricted Units for the Participant. Such additional Restricted Units may be subject to such vesting and other terms as the Committee may prescribe. Absent such a restriction on the UDRs in the Award Agreement, UDRs shall be paid promptly to the holder of the Restricted Unit without vesting restrictions.
     (iii) Forfeitures.  Except as otherwise provided in the terms of the applicable Award Agreement, upon termination of a Participant’s employment with or consulting services to the Company and its Affiliates or membership as a Director, whichever is applicable, for any reason during the applicable Restricted Period, all outstanding, unvested Restricted Units and Phantom Units awarded the Participant shall be automatically forfeited on such termination. The Committee may, in its discretion, waive in whole or in part such forfeiture with respect to a Participant’s Restricted Units and/or Phantom Units.
     (iv) Lapse of Restrictions.
     (A) Phantom Units.  Upon or as soon as reasonably practical following the vesting of each Phantom Unit, subject to the provisions of Section 8(b), the Participant shall be entitled to settlement of such Phantom Unit and shall receive from the Company either one Unit or an amount in cash equal to the Fair Market Value of a Unit, as determined by the Committee in its discretion.
     (B) Restricted Units.  Upon or as soon as reasonably practical following the vesting of each Restricted Unit, subject to satisfying the tax withholding obligations of Section 8(b), the Participant shall be entitled to have the restrictions removed from his or her Award so that the Participant then holds an unrestricted Unit.
     (c) Unit Awards.  Unit Awards may be granted under the Plan to such Employees, Consultants and/or Directors and in such amounts as the Committee, in its discretion, may select.

     (d) Other Unit-Based Awards.  Other Unit-Based Awards may be granted under the Plan to such Employees, Consultants and/or Directors as the Committee, in its discretion, may select. An Other Unit-Based Award shall be an award denominated or payable in, valued in or otherwise based on or related to Units, in whole or in part. The Committee shall determine the terms and conditions of any such Other Unit-Based Award. Upon or as soon as reasonably practical following vesting, an Other Unit-Based Award may be settled, as determined by the Committee in its sole discretion, in cash, Units (including Restricted Units) or any combination thereof as provided in the applicable Award Agreement.
     (e) General.
     (i) Awards May Be Granted Separately or Together.    Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
     (ii) Limits on Transfer of Awards.
     (A) Except as provided in Paragraph (C) below, each Option and Unit Appreciation Right shall be exercisable only by the Participant during the Participant’s lifetime, or by the person to whom the Participant’s rights shall pass by will or the laws of descent and distribution.
     (B) Except as provided in Paragraph (C) below, no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company, the Partnership or any Affiliate.
     (C) To the extent specifically provided by the Committee with respect to an Option or Unit Appreciation Right, an Option or Unit Appreciation Right may be transferred by a Participant without consideration to immediate family members or related family trusts, limited partnerships or similar entities or on such terms and conditions as the Committee may from time to time establish.
     (iii) Term of Awards.  The term of each Award shall be for such period as may be determined by the Committee.
     (iv) Issuance of Units.  The Units purchased or delivered pursuant to an Award may be evidenced in any manner deemed appropriate by the Committee in its sole discretion, including but not limited to, in the form of a certificate issued in the name of the Participant or by book entry, electronic or otherwise, subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Units or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be inscribed on any certificates to make appropriate reference to such restrictions.
     (v) Consideration for Grants.  Awards may be granted for such consideration, including services, as the Committee shall determine.
     (vi) Delivery of Units or other Securities and Payment by Participant of Consideration. Notwithstanding anything in the Plan or any Award Agreement to the contrary, delivery of Units pursuant to the exercise, vesting and/or settlement of an Award may be deferred for any period during which, in the good faith determination of the Committee, the Company is not reasonably able to obtain Units to deliver pursuant to such Award without violating applicable law or the applicable rules or regulations of any governmental agency or authority or securities exchange. No Units or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement (including, without limitation, any exercise price or tax withholding) is received by the Company.
     SECTION 7. Amendment and Termination.
     Except to the extent prohibited by applicable law:
     (a) Amendments to the Plan and Awards.  Except as otherwise required by the rules of the principal securities exchange on which the Units are traded, by the Code or by the Exchange Act, the Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan in any manner, including increasing the number of Units available for Awards under the Plan, without the consent of any partner, Participant, other holder or beneficiary of an Award, or any other Person. Notwithstanding the foregoing, the Committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided no change, other than pursuant to Section 7(b) below, in any Award shall materially reduce the rights or benefits of a Participant with respect to an Award without the consent of such Participant.
     (b) Actions Upon the Occurrence of Certain Events.  Upon the occurrence of a Change of Control; a recapitalization, reorganization, merger, consolidation, combination, exchange or other relevant change in capitalization of or involving the Partnership; any change in applicable law or regulation affecting the Plan or Awards thereunder; or any change in accounting principles affecting the financial statements of the Partnership, the Committee, in its sole discretion, without the consent of any Participant or holder of the Award, and on such terms and conditions as it deems appropriate, may take any one or more of the following actions in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or an outstanding Award:
     (i) provide for either (A) the cancellation and termination of any Award in exchange for an amount of cash, other property, or securities, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights or if Participant were a unitholder as of the date of the occurrence of such event (and, for the avoidance of doubt, if as of the date of the occurrence of such transaction or event the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with or the conversion of such Award into cash or other securities, rights or property selected by the Committee in its sole discretion; provided, that the Committee will not take any action that would result in a Participant becoming subject to the adverse tax consequences imposed by a violation of section 409A of the Code as a result of such action;
     (ii) provide that such Award be assumed by the successor or survivor entity, or a parent or subsidiary thereof, or be exchanged for similar options, rights or awards covering the equity of the successor or survivor, or a parent or subsidiary thereof, or cash or other property with appropriate adjustments as to the number and kind of equity interests or cash or other property and prices, provided, however, in the discretion of the Committee, the vesting schedule applicable to such Award may be retained; provided, that the Committee will not take any action that would result in a Participant becoming subject to the adverse tax consequences imposed by a violation of section 409A of the Code as a result of such action;
     (iii) make adjustments in the number and type of Units (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Awards or in the terms and conditions of (including the exercise price), and the vesting and performance criteria included in, outstanding Awards, or both;
     (iv) provide that, such Award shall be exercisable or payable, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement;
     (v) provide that, such Award shall be fully vested and/or nonforfeitable; and
     (vi) provide that the Award cannot be exercised or become payable after such event, i.e., shall terminate upon such event.
     Notwithstanding the foregoing, with respect to an above event that is an “equity restructuring” event that would be subject to a compensation expense pursuant FAS 123R, the provisions in Section 4(c) shall control to the extent they are in conflict with the discretionary provisions of this Section 7.
     SECTION 8. General Provisions.
     (a) No Rights to Award.  No Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. The terms and conditions of Awards need not be the same with respect to each recipient.
     (b) Tax Withholding.  Unless other arrangements have been made that are acceptable to the Company, the Company or any Affiliate is authorized to withhold from any Award, from any payment due or transfer made under any Award or from any compensation or other amount owing to a Participant the amount (in cash, Units, Units that would otherwise be issued pursuant to such Award or other property) of any applicable taxes payable in respect of the grant or settlement of an Award, its exercise, the lapse of restrictions thereon, or any other payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy its withholding obligations for the payment of such taxes.
     (c) No Right to Employment or Services.  The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, to continue consulting services or to remain as a Director, as applicable. Furthermore, the Company or an Affiliate may at any time dismiss a Participant from employment or consulting free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan, any Award Agreement or other agreement.
     (d) Governing Law.  The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware without regard to its conflicts of laws principles.
     (e) Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable law or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
     (f) Other Laws.  The Committee may refuse to issue or transfer any Units or other consideration under an Award if, in its sole discretion, it determines that the issuance or transfer of such Units or such other consideration might violate any applicable law or regulation, the rules of the principal securities exchange on which the Units are then traded, or entitle the Partnership or an Affiliate to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.
     (g) No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any participating Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any participating Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or any participating Affiliate.
     (h) No Fractional Units.  No fractional Units shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine in its sole discretion whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Units or whether such fractional Units or any rights thereto shall be terminated or otherwise eliminated with or without consideration.

     (i) Headings.  Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
     (j) Facility of Payment.  Any amounts payable hereunder to any individual under legal disability or who, in the judgment of the Committee, is unable to manage properly his financial affairs, may be paid to the legal representative of such individual, or may be applied for the benefit of such individual in any manner that the Committee may select, and the Company shall be relieved of any further liability for payment of such amounts.
     (k) Participation by Affiliates.  In making Awards to Employees employed by an entity other than the Company, the Committee shall be acting on behalf of the Affiliate, and to the extent the Partnership has an obligation to reimburse the Company for compensation paid for services rendered for the benefit of the Partnership, such payments or reimbursement payments may be made by the Partnership directly to the Affiliate, and, if made to the Company, shall be received by the Company as agent for the Affiliate.
     (l) Gender and Number.  Words in the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.
     (m) Compliance with Section 409A.  Nothing in the Plan or any Award Agreement shall operate or be construed to cause the Plan or an Award to fail to comply with the requirements of Section 409A of the Code. The applicable provisions of Section 409A the Code and the regulations thereunder are hereby incorporated by reference and shall control over any Plan or Award Agreement provision in conflict therewith.
     SECTION 9. Term of the Plan.
     The Plan shall be effective on the date immediately preceding the close of the initial public offering of Units and shall continue until the earliest of (i) the date terminated by the Board, (ii) all Units available under the Plan have been paid to Participants, or (iii) the 10th anniversary of the date the Plan is approved by the Company. However, any Award granted prior to such termination, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such termination date.